INVESCO
Global Health
Sciences Fund
Annual Report
1997

Highlights

                                         For the 12 Months Ended October 31
                                         ----------------------------------
                                               1997       1996         1995
---------------------------------------------------------------------------
Net Asset Value--Total Return                 18.60%     20.10%       49.52%
Share Price--Total Return                     32.98%     15.25%       47.50%
Total Distributions Paid                    $ 4.473   $   0.00       $ 0.00

Total Net Assets--End of Period (Millions)  $ 526.2   $  455.8       $379.5
Ratio of Expenses to Average Net Assets        1.22%*     1.21%        1.33%
Portfolio Turnover Ratio                        145%        91%         105%
Average Commission Rate Paid                $0.0555   $ 0.0822           --
---------------------------------------------------------------------------

Past performance is no guarantee of future results.

*Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

Chart:
     This bar graph illustrates the net asset value per share increase/decrease over the past five years.


Chart:
     This bar graph illustrates the stock price per share increase in 1997 compared to the prior four years (1993-1996).

INVESCO Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global industry with unlimited growth potential. The Fund is managed by INVESCO, which is an industry leader in investment management.

The Fund is managed by INVESCO through the selective allocation of holdings in the subsectors of pharmaceuticals, medical devices and supplies, biotechnology, and health care delivery, and seeks returns that exceed those of the broader market. The Fund's broad investment charter allows investments in private companies that represent the next generation in health care technology. These companies may have the potential to complete an initial public offering and deliver new-product announcements. Thus, while past performance is no guarantee of future results, the Fund is designed for long-term net asset value growth.

INVESCO Global Health Sciences Fund's total net assets under management were more than $526 million as of October 31, 1997.

Health Care:
A Solid Growth Investment

Chart:
     National Health Care Expenditures 1997: this graph shows the percentage of the INVESCO Global Health Sciences Fund's total net assets held in various subsectors (hospital care, 35%; physician care, 20%; other 20%; drugs and Other non-DME, 8%; nursing home care, 8%; dental services, 5%; home health care, 3%, vision and other DME, 1%. Health Care as a Percent of Gross Domestic Product, 14.8%.

Chart:
     Aging of the Population: this graph shows the percentage of the population of the United States, Europe and Japan that is over the age of 60 as of 1995 and will be over the age of 60 in the years 2000, 2005, 2010 and 2020.

Chart:
     Pharmaceutical Trends & New Chemical Entity Approvals: this graph shows the relationship between the growth in total prescriptions and price increase to the number of new chemical entities approved over the last
     7 years (1997 estimated).

Chat:
     Health Care Costs Weigh Heaviest on the Oldest: this graph shows the expenditures of each age group in the United States as a percentage of total expenditures and in dollars.

For the fiscal-year ended October 31, 1997, the Fund had a total return of 18.60%, based on net asset value, and a return of 32.98%, based on market value. During this period, the net asset value return lagged the average open-end fund return of 27.70% in the Lipper Health/Biotechnology category. However, one of the unique aspects of closed-end funds is that in periods of underperformance on a net asset value basis, the Fund still has the potential to outperform the index on a market-price basis. This was the case for the one-year ended October 31, 1997, as the Fund's market price return of 32.98% outperformed the Lipper Health/Biotechnology category. Of course, past performance is not a guarantee of future results. Lipper Analytical Services, Inc., is an independent mutual fund analyst.

For the three years ended October 31, 1997, the Fund had an average annual return of 28.66%, based on net asset value, and 31.24%, based on market price. Both of these returns significantly outperformed the average open-end fund return of 24.55% for the Lipper Health/Biotechnology category.

1997 PERFORMANCE REPORT

Dear Shareholder:

     1997 has been a gratifying year for stock investors. Broad market averages are approaching a third consecutive year of double-digit returns, consumer confidence is running at historically high levels, the economy has been expanding for 79 months, inflation measured at the consumer level is almost non-existent, and interest rates remain low. Within this economic environment, corporate earnings have thrived, as downsizing and corporate restructuring -- along with improved worker productivity -- helped make U.S. companies the most efficient in the world. In fact, the operating earnings of the S&P 500 companies have increased at a double-digit rate for an unprecedented fifth consecutive year.
     With all the good economic news, the financial markets have produced euphoric results over the last 12 months. These strong returns, however, were accompanied by increased volatility. In the early spring, fears of inflation and an overheating economy caused the Federal Reserve Broad to increase the Fed Funds' rate by 25 basis points -- producing a sharp pullback in the equity markets. In August, renewed inflation fears as well as concerns about corporate earnings again dampened investors' returns. In both cases, the markets quickly recovered and continued their upward trend.

Graph: This graph compares the net asset value and share price value of a $10,000 investment in the INVESCO Global Health Sciences Fund to the value of a $10,000 investment in the S&P Health Care Composite Index for the period from inception (01/31/92) through 10/31/97.

     However, in the fall, U.S. equity markets experienced their first correction -- a decline in value of more than 10% from their highs -- in more than seven years. On October 27, the Dow Jones Industrial Average plunged 554.26 points (the largest point decline in history, but twelfth in percentage terms) as fears of slowing economies in the Asia/Pacific Rim region reignited worries about corporate earnings and the value of the domestic markets. However, the Dow recovered almost half of its losses the following day. We believe that investors need to recognize that, in times of volatility, emotions sway markets more than fundamentals. Fears of a global recession and an international currency meltdown, which were raised by many after the October market drop, have failed to materialize and the market has already rebounded.
     Furthermore, the U.S. economy remains globally dominant and fundamentally sound. Granted, an economic slowdown in the Far East may reduce corporate earnings for selected multinational companies, but we do not believe that will derail the expansion here at home. Continued low interest rates and almost non-existent inflation bode well for the domestic economy.
     Another positive is that, over the last year, we have witnessed a rotation in market leadership away from large-capitalization stocks to a better-balanced market with strong returns being posted across the capitalization spectrum. Consequently, the underlying fundamentals of the health of the economy and financial markets appear strong, although volatility is likely to continue.

     In this environment of low inflation and strong economic growth, health care stocks have produced strong returns. Earlier this year, as mentioned in the semiannual report, investors' nervousness about interest rates and the sustainability of corporate profits placed a premium on liquidity and stability of earnings. This caused market leadership to narrow, resulting in a two-tier health care market in which market-leading, large-capitalization pharmaceutical companies outperformed smaller health care companies. However, in the early summer, leadership rotated to a better-balanced market in which most health care stocks, regardless of capitalization levels, participated in the broad market's climb.
     The Fund continues to focus a significant portion of the portfolio on pharmaceutical companies. These companies are benefiting from an improving regulatory environment and strong new product pipelines. Pharmaceuticals should remain the dominant theme in the portfolio, but the Fund remains exposed to faster-growing, small- and mid-cap health care companies.

Underlying Fundamentals of the Health Care Industry

     We believe that the health care industry will be a major participant of growth of the world's economies in years to come. Back when ancient Romans ruled the civilized world, they had an approximate life expectancy of 22 years. In 1900, a U.S. female had a life expectancy of approximately 47 years. Today, American citizens may live well into their mid-seventies, and in 50 years, it may be common for people to live well past 100. As global birth rates decline and life expectancy is increased, a greater proportion of the world's population will be over 60. In fact, the oldest baby boomer in the United States just turned 50 this year. Over 34 million people in the United States are presently over 65 years old.

Graph: This graph compares the percent of the INVESCO Global Health Sciences Fund's total net assets held in various subsectors (biotechnology, health care delivery, medical devices and supplies, pharmaceuticals, and cash) in 1996 to 1997.

     These changing demographics will have a profound influence on the health care market. Once individuals reach age 65, studies show that they are three to four times more likely to use health care services (prescriptions, hospitals, medical devices, etc.). With an aging global population, increased demand for the health care industry is likely, and the maturing population should influence the health care sector well into the 21st century. Another potential positive influence on the health care sector is the increasing need for health care in emerging and developing countries. Many of these countries have inadequate health care systems that are in drastic need of improvement. This should cause increased spending on health care relative to each country's Gross Domestic Product, and have a positive impact on the health care sector.
     Finally, technology in the health care sector has been growing at an exponential rate. This growth has created potential market opportunities in areas that were not imaginable 10 to 20 years ago. Thus, the health care sector is redefining its parameters, and expanding its reach in new areas as well as traditional areas.

Outlook for Health Care Subsectors

Pharmaceuticals: We believe that market-leading, large-cap pharmaceutical stocks have a bright future. An improving regulatory environment has shortened the review time needed by the Federal Drug Administration (FDA) in their analysis of new drugs. This has dramatically cut the approval time for new drugs, and improved the profitability of large-cap pharmaceuticals, since new drugs typically drive revenue and earnings growth for pharmaceutical companies. If the FDA can reach its goal of approving 90% of all new drug applications within a year, it could have a dramatic impact on the industry.
     Given their strong fundamentals, we continue to favor large-cap pharmaceutical companies. Our largest holding as of October 31, 1997, Warner-Lambert Co., experienced significant price appreciation as two new drugs, Lipitor and Rezulin, were well received by the market. Presently, over 50% of the Fund's portfolio is allocated to pharmaceuticals, and we plan to remain heavily weighted in this area.

Medical Devices and Supplies:  An area that has produced strong returns for the Fund in the last six months has been the medical devices and supplies subsector. Companies like Guidant Corp. and Sofamor/Danek Group have significantly enhanced the Fund's returns. Guidant Corp. is a market-leading company in the design, development, and manufacturing of products for use in cardiac rhythm management, angioplasty devices, coronary artery disease intervention, and other forms of cardiac surgery. Sofamor/Danek Group develops implant devices used in the surgical treatment of spinal conditions. Its primary products include support rods and locking bolts, spinal rods, hooks, and traction devices, and a spinal plate and screws used in the treatment of cervical disorders.

Biotechnology:  For most of the year,  biotechnology stocks  underperformed the health care market. Recently, however, this group has shown signs of renewed life, and some of the stocks produced strong returns for the Fund. IDEC Pharmaceuticals and Trimeris Inc. are examples of two biotechnology companies which enhanced performance. IDEC Pharmaceuticals designs and develops immunotherapies for the treatment of various cancers, inflammation, and autoimmune diseases. The company's lead products are in the treatment of non-Hodgkin's B-cell lymphomas. Trimeris was purchased as a private placement and is mentioned in a following section on private placements begining on page 8.

     We remain positive on the long-term fundamentals of the biotech industry. Technology is creating the wonder drugs of tomorrow. However, because of a lack of earning's history associated with this industry, these stocks may experience severe volatility over shorter periods of time. Consequently, stock selectivity will remain crucial for the Fund.

Health Care Delivery: Health care delivery companies were clearly the most disappointing subsector in the health care industry over the last 12 months. The inability of health maintenance organizations (HMOs) to control costs has turned us somewhat negative on the short-term prospects of the industry. This is partially the result of Oxford Health Plans' disappointing earnings.

Looking Forward

Low inflation and strong economic growth should provide a positive backdrop for health care companies. Within this environment, we will continue to focus a substantial portion of the Fund's assets on pharmaceuticals, and selectively increase the Fund's exposure to private placements. Overall, the fundamentals of the health care sector remain strong; and, for the patient investor, these industries have the potential to produce dynamic long-term returns.


Sincerely,

/s/ John R. Schroer
-------------------
John R. Schroer
Senior Vice President,
INVESCO Trust Company
Vice President and Portfolio Manager
INVESCO Global Health Sciences Fund

October 31, 1997

HEALTH CARE: A GROWTH INVESTMENT

INVESTING IN PRIVATE PLACEMENTS

Because of the Fund's closed-capital structure, it is able to invest up to 25% of its assets in private placements (restricted or illiquid securities). Typically, these investments represent young companies with the potential to make important, commercially-viable contributions to the health care system. The Fund and its shareholders may benefit financially from a company's Initial Public Offering (IPO), a takeover, or some other liquidity event. By investing in private placements, the Fund enhances its potential returns by identifying promising new opportunities, through in-depth research, before the general market has the opportunity to invest in them. Over the three-year period ended October 31, 1997, the Fund's restricted and illiquid securities produced an average annualized return of 36.98% on a gross return basis. Of course, past performance is no guarantee of future results.

     Importantly, these investments provide valuable diversification for the overall portfolio by allowing Fund management to balance mature large-capitalization companies with developing small-cap private companies. This creates a portfolio that is diversified across company life-cycles and market capitalization.

     Investing in private placements not only provides the potential for strong returns, it also allows us to participate in technology on the leading edge of the health care industry. Examining and evaluating advanced health care technology, before it becomes public, enhances our ability to identify future trends within the health care industry.
     Analyzing private placements, however, is a long and complex process. These investments, while offering the potential for significant returns, are long-term investments. Many times, rewards are not realized until the fourth and fifth year of the investment. Because of their comparatively risky nature, as well as the long-term capital commitment, we employ a stringent, disciplined screening process.
     If a private issue passes our initial screening process, it is then evaluated at a more in-depth level. We analyze the underlying technology and its market potential. This includes extensive discussions with their competitors, independent doctors, scientists, and researchers. From these independent sources, we attempt to determine the merits and performance of their product and its potential impact on the market. If our analysis supports the company's claims, we move into the valuation process, which begins by defning a potential market value for the company compared to its competitors and industry. This leads to an assigned value for the company, used as a base for negotiations with management. It is crucial that we reach an acceptable price because, once the deal is signed, we are "married" to the company until an IPO or other liquidity event.
     Two private placements that we are presently excited about are SOMNUS Medical Technologies and Trimeris, Inc.

SOMNUS Medical Technologies Inc.

SOMNUS created a first-of-its-kind medical device for habitual snoring, pictured here. Recently approved by the FDA, the device allows the chronic patient a cost-effective, minimally invasive outpatient therapy by reducing the soft tissue in the upper airway. The procedure employing this new device can be done in a doctor's office in 30 minutes. While habitual snoring may not be a life-threatening event, it affects approximately 40 million Americans -- a huge potential market. We believe SOMNUS is in the unique position of offering an inexpensive, non-invasive answer to the chronic snorer. This may allow the company to potentially dominate this market and build a highly valuable franchise. Of course, as with most research and development companies there is considerable investment risk.
     In addition, SOMNUS will work to gain FDA approval to treat Obstructive Sleep Apena (OSA). OSA effects approximately 20 million Americans, 6.4 million who have moderate to severe symptoms. OSA is a significant medical disorder that has been linked to stroke, hypertension, cardiac arrhythmia, and other life-threatening illnesses. SOMNUS is running clinical trials which could provide the scientific data necessary to support FDA approval for the use of its devices in the treatment of OSA.


Trimeris, Inc.

Trimeris, Inc., is a biopharmaceutical company engaged in the discovery and development of therapeutic agents that inhibit viral fusion with host cells, a novel mechanism in the battle against viral infection. The company's lead product, T-20, is targeted for use in AIDS -- which is a leading cause of death in the United States for men and women between the ages of 25 and 44. In its initial clinical trial, T-20 significantly reduced virus levels with no drug-related adverse effects or dose-limiting toxicities. Importantly, its mechanism is completely novel relative to the drug therapies currently available to AIDS patients. The goal of T-20 is to provide AIDS patients and their doctors an alternative to traditional treatments, which have had adverse side effects for the patient.
     Trimeris also plans to expand the therapeutic uses of its agents with the initiation of clinical trials for a fusion inhibitor of RSV (respiratory syncytial virus) infection, the main cause of pediatric bronchiolitis and pneumania. Development programs have been initiated for influenza, hepatitis B & C, and Epstein-Barr virus. The company's long-term value should come from its broad technology platform, which provides a powerful tool for the discovery of therapeutics to address most major viruses.

Biocompatibles International PLC

Our disciplined, long-term approach to investing in private placements can produce dynamic returns. Of course, past performance is no guarantee of future results, and when investing in riskier securities, one success may be mitigated by numerous losses. However, it may only take a limited number of successes to produce substantial rewards for the Fund.
     An example of a successful private placement investment which enhanced the Fund's returns was Biocompatibles International PLC. This company is a developer of novel coatings and materials which provide biocompatibilty in the production of medical devices. Their products are used in contact lenses, disposable devices, and implants used in the health care industry.
     In March of 1993, the Fund made a $1.6 million investment in Biocompatibles International PLC through a round of private financing. The company completed its Initial Public Offering in April 1995, and when the company's shares became freely tradable in May 1997, the Fund sold its entire position. This resulted in a realized gain of over $23 million for the Fund -- over a 1400% return on our investment. (Of course, past performance is not a guarantee of future results.)
     On October 31, 11.8% of the portfolio is invested in restricted or illiquid securities; this weighting is under our goal of carrying 17% to 18% of the portfolio in private placements. Our underweight position is primarily a by-product of the extended bull market as many of our private placement companies successfully completed their IPOs over the last two years, and are no longer carried on the Fund's books as restricted or illiquid securities.


BOARD ACTION ENHANCING SHAREHOLDER VALUE

Fund's Discount For the fiscal year ended October 31, 1997, the Fund's discount has ranged from a high of 23.68% on November 1, 1996, to a low of 14.33% on March 13, 1997. As of October 31, 1997, the discount was 18.53%.
     The Fund has had a persistent dicount for quite some time. Because of this, the Fund's Board of Trustees has spent an extensive amount of time evaluating possible strategies to narrow the discount. On October 6, 1997, the board approved the implementation of a fixed-distribution policy. This policy, if permitted by an exemptive order of the Securities and Exchange Commission, would require the Fund to pay out quarterly dividends at a rate of 2.5% of NAV -- totaling 10% annually.
     Based on available research, it was concluded that managed-distribution policies are generally well-received by investors, and have significantly aided other closed-end funds in narrowing excessive discount levels.

     Implementation of the policy is contingent upon receipt of the requested Securities and Exchange Commission exemptive order. This order would permit the Fund to use realized long-term capital gains when making quarterly distributions. If permitted, distributions may result in a return of capital to shareholders if the guaranteed distribution exceeds the Fund's net investment income plus realized short- and long-term capital gains.


Capital Gains
On October 6, 1997, the Fund's Board of Trustees authorized the Fund to pay out the capital gains distribution, which may reflect capital gains realized by the Fund in fiscal year 1998, in optional stock or cash. Fund shareholders who do not elect to receive the distribution in cash will automatically be paid their distributions in GHS shares at a price equal to the closing market price as determined by the New York Stock Exchange on the payable date. All fractional shares resulting from the distribution will be settled in cash. Shareholders may request to be paid in cash, instead of shares, by contacting their broker, bank, or nominee that holds their shares in "street name." A shareholder may also request cash by completing an authorization card for the disbursing agent (State Street Bank and Trust Co., 1-800-426-5523).
     Participants in the Fund's Dividend Reinvestment Plan who do not elect to receive the distribution in cash will receive additional shares of the Fund pursuant to the operation of the plan. Under the plan, shares received by plan participants, as part of the capital gains distribution, will be purchased in the open market.

Q&A


Q: What is a closed-end fund?

A: Closed-end funds have a fixed number of shares and usually trade on a major stock exchange. Unlike open-end mutual funds, closed-end funds do not issue and redeem shares on a continuous basis. Instead, a closed-end fund issues stock at its Initial Public Offering which represents a claim against its underlying assets. Thus, closed-end funds have two prices: their stock price and net asset value (NAV). The stock price of a closed-end fund is influenced by investor demands and perceptions of the underlying asset pool. The net asset value of a closed-end fund is determined by the performance of the securities held in the portfolio.
     Shares of INVESCO Global Health Sciences Fund trade on the New York Stock Exchange under ticker symbol "GHS." As with most stocks on any major exchange, investors need to contact an investment professional (a stock broker or financial consultant) to place a buy or sell order.

Q: Is the Fund no-load?

A: Because closed-end funds trade as a security on major exchanges, they are technically considered no-load. However, investors usually will have to pay a commission or transaction fee to their broker for the purchase or sale of shares of a closed-end fund.

Q: What are the advantages of closed-end funds?

A: Unlike open-end funds, portfolio managers of closed-end funds need only to manage the assets in the portfolio, not the cash inflows or outflows. This allows closed-end fund managers to take a longer-term investment approach when managing the portfolio.
     Second, by having a closed-end capital structure, Fund management is able to invest a larger amount of the Fund's assets in less liquid investments, which historically have greater potential for returns. INVESCO Global Health Sciences Fund may invest up to 25% of its assets in illiquid securities, commonly called private placements. These types of investments allow the Fund to invest in technology that is on the cutting edge of the health care industry before it is discovered by the broader market. While the potential risk of such investments is higher, so are the long-term opportunities.

Q: What is being done to close the Fund's discount?

A: We realize that, for some shareholders, the persistent discount associated with the Fund may be troublesome. Therefore, on October 6, 1997, the Fund's Board of Trustees approved the implementation of a fixed-distribution policy with required quarterly payments equaling a 10% annual distribution. This action is the result of an extensive ongoing analysis by the Board of Trustees and Fund management to identify strategies which may be effective in narrowing persistent discounts. (Please refer to page 10 of this report for more information.)

Q: Why do closed-end funds trade at a discount or premium?

A: Closed-end funds have two prices: stock price and net asset value. Because of the unique structure of closed-end funds, a stock may trade at a value greater than the net asset value per share; this is called a premium. On the other hand, a stock may trade at a value less than the net asset value per share -- a discount. Currently, over 80% of closed-end equity funds trade at a discount to their net asset value per share.

Q:  Are discounts a negative for investors?

A: Much has been written about the persistent discount of closed-end equity funds. Yet, for some investors, a discount can create an opportunity to buy assets for less than their market price. For other investors, a persistent discount is frustrating as they feel that some of their potential returns are offset by large discounts. But for the long-term shareholder, investment returns are driven by the performance of the securities in the portfolio, rather than a premium or discount.

FINANCIAL REPORT

TEN LARGEST COMMON STOCK HOLDINGS
INVESCO Global Health Sciences Fund
October 31, 1997

--------------------------------------------------------------------------------
                                                                      Percent of
Description                                      Value                Net Assets
--------------------------------------------------------------------------------
Warner-Lambert Co                           $  43,070,800                   8.2%
Pfizer Inc                                     32,813,850                   6.2
Bristol-Myers Squibb                           30,186,000                   5.8
SmithKline Beecham PLC Sponsored ADR
  Representing Ord A Shrs                      26,384,250                   5.0
Guidant Corp                                   25,300,000                   4.8
Schering AG                                    18,008,976                   3.4
Schering-Plough Corp                           17,379,375                   3.3
Akzo Nobel                                     15,864,894                   3.0
HBO & Co                                       14,685,600                   2.8
Lilly (Eli) & Co                               14,445,000                   2.8
--------------------------------------------------------------------------------
Total                                       $ 238,138,745                  45.3%
================================================================================

Composition of holdings is subject to change.

     INDEX
13   Ten Largest Common
     Stock Holdings
14   Statement of Investment
     Securities
20   Statement of Assets
     and Liabilities
21   Statement of Operations
22   Statement of Cash Flows
23   Statement of Changes
     in Net Assets
24   Notes to Financial Statements
27   Financial Highlights
28   Report of Independent Accountants
29   Other Information
31   Trustees and Officers
31   Shareholder Information

STATEMENT OF INVESTMENT SECURITIES
INVESCO Global Health Sciences Fund
October 31, 1997

--------------------------------------------------------------------------------
                                                      Shares or
                                                      Principal
Description                                              Amount            Value
--------------------------------------------------------------------------------
Common Stocks & Warrants 87.82%~
Biotechnology 8.18%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals*~                              466,776       $ 5,484,617
Cadus Pharmaceutical*~                                 729,395         8,205,694
Creative BioMolecules*                                 200,000         1,843,760
Ecogen Technologies I*^~                                    60                 1
Genentech Inc*                                         135,000         7,838,438
INCYTE Pharmaceuticals*                                 97,500         7,848,750
MedClone Trust*^~@                                     216,608                 0
PathoGenesis Corp*                                      91,900         3,308,400
Sepracor Inc*                                           60,000         2,152,500
Synaptic Pharmaceuticals*                              125,000         1,578,125
Titan Pharmaceuticals*^                                488,215         2,308,342
Trimeris Inc*                                          136,274         1,754,528
Unisyn Technologies*^~                                  20,754             7,264
Unisyn Technologies Warrants (Exp 2001)*^~@            333,773                 0
Xenometrix Inc*^~                                      261,007           352,359
                                                                      ----------
                                                                      42,682,778
                                                                      ----------

Health Care Delivery 13.57%
--------------------------------------------------------------------------------
Advanced Health*^~                                     406,549         6,448,884
Bergen Brunswig Class A*                               190,000         7,611,875
Cerner Corp*                                            58,000         1,406,500
Concentra Managed Care*                                 27,180           886,748
Coventry Corp*                                         380,800         5,307,400
HBO & Co                                               337,600        14,685,600
McKesson Corp                                           90,000         9,658,125
MedPartners Inc*                                       200,000         5,087,500
PacifiCare Health Systems Class B*                     127,500         8,255,625
Quorum Health Group*                                    54,100         1,311,925
Transition Systems*                                    125,000         2,531,250
United Healthcare                                      165,000         7,641,563
                                                                      ----------
                                                                      70,832,995
                                                                      ----------

Medical Devices & Supplies 15.25%
--------------------------------------------------------------------------------
ATS Medical Warrants (Exp 1997)*^@                     166,666                 0
Cambridge Heart*^~                                     495,963         4,017,300
Clarus Medical Systems Warrants (Exp 2000)*^~@           2,224                 0
Electroscope Inc*^~                                    380,000           646,000
Emisphere Technologies*                                254,200         4,925,125
Guidant Corp                                           440,000        25,300,000
IDEC Pharmaceuticals*                                   90,400         3,446,500
IDEXX Laboratories*                                    162,800         2,584,450
Johnson & Johnson                                       82,000         4,704,750
Lynx Therapeutics*^~                                   350,000         4,016,250
Medtronic Inc                                          175,000         7,612,500
OrbTek Inc*^                                            88,385                 1
OrbTek Inc Warrants (Exp 2001)*^@                      250,000                 0
Perkin-Elmer Corp                                       98,500         6,156,250
Sofamor/Danek Group*                                   160,000        11,020,000
VidaMed Inc*^~                                       1,052,632         5,210,528
VidaMed Inc Warrants (Exp 2000)*^~@                    263,158                 0
                                                                      ----------
                                                                      79,639,654
                                                                      ----------

Pharmaceuticals 50.82%
--------------------------------------------------------------------------------
Abbott Laboratories                                    175,000        10,729,687
Akzo Nobel NV ++                                        90,000        15,864,894
American Home Products                                  95,000         7,041,875
Bristol-Myers Squibb                                   344,000        30,186,000
CIMA Labs*                                             333,333         1,979,165
Forest Laboratories                                    125,000         5,781,250
ICN Pharmaceuticals                                    230,000        11,068,750
Kos Pharmaceuticals*                                   120,000         4,290,000
Lilly (Eli) & Co                                       216,000        14,445,000
MedImmune Inc*                                         137,400         5,478,825
Merck & Co                                             146,000        13,030,500
Novartis AG++                                            4,200         6,595,959
Pfizer Inc                                             463,800        32,813,850
Schering AG++                                          185,500        18,008,976
Schering-Plough Corp                                   310,000        17,379,375
SmithKline Beecham PLC Sponsored ADR
  Representing Ord A Shrs                              554,000        26,384,250
Warner Chilcott Laboratories Sponsored ADR
  Representing Ord Shrs*                                84,400         1,192,150
Warner-Lambert Co<                                     300,800        43,070,800
                                                                     -----------
                                                                     265,341,306
                                                                     -----------
Total Common Stocks & Warrants (Cost $341,145,318)                   458,496,733
--------------------------------------------------------------------------------

Preferred Stocks 6.45%
Biotechnology 2.31%
--------------------------------------------------------------------------------
Exelixis Pharmaceuticals, Series C Pfd*^~            1,125,000         2,250,000
Genomica Corp, Series A Pfd*^                        2,490,075         1,500,000
GenoPlex Inc, Series A Pfd*^                           200,000           200,000
Ingenex Inc, Series B Pfd*^                            103,055           600,000
MedClone Trust, Series G Conv Pfd*^~                   872,096           113,372
Ontogeny Inc, Series E Pfd*^~                        1,000,000         2,500,000
Osiris  Therapeutics, Series C Conv Pfd*^              352,941         1,199,999
Trimeris Inc, Series D Pfd*^                           313,726         3,029,417
Unisyn Technologies
  Series A Conv Pfd*^~                                 758,258           265,390
  Series B Pfd*^~                                      499,500           174,825
  Series C Pfd*^~                                      696,710           243,849
                                                                      ----------
                                                                      12,076,852
                                                                      ----------

Health Care Delivery 1.56%
--------------------------------------------------------------------------------
Caresoft Inc, Series A Pfd*^~                          540,541       $ 1,000,001
Multum Information Services
  Series B Pfd*^~                                    1,000,000         2,570,000
  Series E Pfd*^~                                      250,294           851,000
Physicians Online
  Series A Pfd*^~                                      361,500         3,220,965
  Series C Conv Pfd*^~                                  55,558           500,022
                                                                     -----------
                                                                       8,141,988
                                                                     -----------

Medical Devices & Supplies 2.58%
--------------------------------------------------------------------------------
Adeza Biomedical, Series II Conv Pfd*^~                416,667         1,216,667
Clarus Medical Systems
  Series I Pfd*^~                                      106,664           533,320
  Series II Pfd*^~                                      77,239           386,196
InterVentional Technologies, Series F Pfd*^            250,000         2,125,000
Janus Biomedical, Series A Conv Pfd*^~                 400,000         1,000,000
Nanogen Inc, Series C Pfd*^                            625,000         2,500,000
Norian Corp,  Series D Pfd*^                           267,857         1,500,001
OrbTek Inc, Series A Conv Pfd*^                        714,286                 1
SOMNUS Medical Technologies, Series B Pfd*^~         1,000,000         4,200,000
                                                                     -----------
                                                                      13,461,185
                                                                     -----------
Total Preferred Stocks (Cost $31,613,191)                             33,680,025
--------------------------------------------------------------------------------

Fixed Income Securities 0.14%
Medical Devices & Supplies 0.14%
--------------------------------------------------------------------------------
OrbTek Inc, Conv Promissory Notes, 10.000%
  6/30/2000*^+                                        $500,000           133,332
  11/22/2000*^+                                     $1,000,000           266,667
OrbTek Inc, Conv Promissory Notes
  Zero Coupon, 11/24/2000*^+                          $250,000            66,667
OrbTek Inc, Secured Conv Promissory Notes
  10.000%, 11/24/2000*^+                            $1,000,000           266,667
                                                                     -----------
Total Fixed Income Securities (Cost $2,750,000)                          733,333
--------------------------------------------------------------------------------

Other Securities 0.91%
Medical Devices & Supplies 0.09%
--------------------------------------------------------------------------------
Axogen Ltd, Units*
  (Each unit consists of one cmn shr of Axogen
  and one wrnt to purchase ELAN representing one ADR   11,400            444,600
                                                                     -----------

Pharmaceuticals 0.82%
--------------------------------------------------------------------------------
Spiros Development, Units*^~
  (Each unit consists of 1 callable shr of cmn
  stock and 1 Series S wrnt to buy 2.40 shrs
  of Dura Pharmaceuticals cmn stock)                   66,667          4,282,488
                                                                     -----------
Total Other Securities (Cost $2,205,210)                               4,727,088
--------------------------------------------------------------------------------

Short-Term Investments 4.68%
--------------------------------------------------------------------------------
Corporate Bonds 0.05%
Medical Devices & Supplies 0.05%
--------------------------------------------------------------------------------
OrbTek Inc, Conv Promissory Notes
  Zero Coupon, 12/31/1997*^+ (Cost $1,000,000)     $1,000,000          $ 266,667
--------------------------------------------------------------------------------

Commercial Paper 4.63%
Finance Related 4.63%
--------------------------------------------------------------------------------
American General Finance, 5.703%, 11/3/1997
  (Cost $24,190,00)                               $24,190,000         24,190,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $25,190,000)                       24,456,667
--------------------------------------------------------------------------------
Total Investment Securities at Value 100.00%
--------------------------------------------------------------------------------
  (Cost $402,903,719)
  (Cost for Income Tax Purposes $403,201,223)                       $522,093,846
================================================================================

*     Security is non-income producing.
~     Security is an affiliated company (See Notes).
<     Security has been designated as collateral for short sell.
@     Security has no market value at October 31, 1997.
++ Security has been designated as collateral for forward foreign currency contracts.
+ Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.

^     The following are restricted securities at October 31, 1997:

Schedule of Restricted or Illiquid Securities
-----------------------------------------------------------------------------------------------------------
                                             Acquisition   Acquisition                      Fair Value as a
Description                                     Date(s)        Cost         Fair Value      % of Net Assets
-----------------------------------------------------------------------------------------------------------
ATS Medical Warrants (Exp 1997)              11/18/1992    $         0      $         0               0.00%
Adeza Biomedical, Series II Conv Pfd         12/21/1994      1,000,000        1,216,667               0.23
Advanced Health                               8/30/1993-
                                              1/27/1995      1,548,590        6,448,884(c)            1.23
Cambridge Heart                               9/29/1993      1,300,000        4,017,300(c)            0.76
Caresoft, Series A Pfd Inc                    7/21/1997      1,000,001        1,000,001               0.19
Clarus Medical Systems
  Series I Pfd                               12/23/1992        533,320          533,320               0.10
  Series II Pfd                               11/9/1994-
                                              2/9/1995         386,196          386,196               0.07
Warrants (Exp 2000)                          11/16/1994              0                0               0.00
Ecogen Technologies I                        11/16/1992-
                                              1/28/1994        684,000                1               0.00
Electroscope Inc                              4/27/1993-
                                              3/21/1996        990,000          646,000(b)            0.12
Exelixis Pharmaceuticals, Series C Pfd         4/9/1997      2,250,000        2,250,000               0.43
Genomica Corp, Series A Pfd                   10/6/1997      1,500,000        1,500,000               0.28
GenoPlex Inc, Series A Pfd                    9/15/1997        200,000          200,000               0.04
Ingenex Inc, Series B Pfd                     9/27/1994        600,000          600,000               0.11
InterVentional Technologies
  Series F Pfd                               10/19/1992      2,000,000        2,125,000               0.40
Janus Biomedical, Series A Conv Pfd            3/2/1994      1,000,000        1,000,000               0.19
Lynx Therapeutics                             10/1/1997      3,500,000        4,016,250               0.76





                                                   Date                                    Fair Value as a
Security Name                                  Acquired           Cost       Fair Value    % of Net Assets
----------------------------------------------------------------------------------------------------------
MedClone Trust                                9/30/1997     $  151,965       $        0               0.00%
MedClone Trust, Series G Conv Pfd            10/21/1993-
                                              7/20/1994      1,500,005          113,372               0.02
Multum Information Services
  Series B Pfd                                3/26/1993      1,000,000        2,570,000               0.49
  Series E Pfd                                6/16/1997        851,000          851,000               0.16
Nanogen Inc, Series C Pfd                    12/19/1996      2,500,000        2,500,000               0.48
Norian Corp, Series D Pfd                      8/5/1992      1,500,001        1,500,001               0.29
Ontogeny Inc, Series E Pfd                    3/13/1997      2,500,000        2,500,000               0.48
OrbTek Inc                                     1/9/1997        216,849                1               0.00
OrbTek Inc
  Conv Promissory Notes, 10.000%
    6/30/2000                                 6/30/1995        500,000          133,332               0.03
    11/22/2000                               11/24/1995      1,000,000          266,667               0.05
  Conv Promissory Notes, Zero Coupon
    12/31/1997                                2/14/1997      1,000,000          266,667               0.05
    11/24/2000                                10/4/1996        250,000           66,667               0.01
  Secured Conv Promissory Notes, 10.000%
    11/24/2000                                4/29/1996      1,000,000          266,667               0.05
  Series A Conv Pfd                           5/13/1994-
                                               2/9/1995      1,500,001                1               0.00
  Warrants (Exp 2001)                         10/4/1996-
                                              2/14/1997              0                0               0.00
Osiris Therapeutics, Series C Conv Pdf        5/26/1994      1,199,999        1,199,999               0.23
Physicians Online
  Series A Pfd                                8/31/1993        964,000        3,220,965               0.61
  Series C Pfd                                2/29/1996        500,022          500,022               0.10
SOMNUS Medical Technologies
  Series B Pfd                                9/11/1996      3,000,000        4,200,000(a)            0.80
Spiros Development Units                     12/29/1995      2,000,010        4,282,488               0.81
Titan Pharmaceuticals                         7/19/1993      2,000,000        2,308,342(b)            0.44
Trimeris Inc, Series D Pfd                    6/27/1997      2,000,000        3,029,417(a)            0.58
Unisyn Technologies                           2/28/1994        999,961            7,264               0.00
Unisyn Technologies
  Series A Conv Pfd                           7/27/1994        758,258          265,390               0.05
  Series B Pfd                                 2/6/1996        499,500          174,825               0.03
  Series C Pfd                                4/25/1997        870,888          243,849               0.05
  Warrants (Exp 2001)                         7/27/1994              0                0               0.00
VidaMed Inc                                   9/22/1997      5,000,002        5,210,258               0.99
VidaMed Inc Warrants (Exp 2000)               9/22/1997              0                0               0.00
Xenometrix Inc                                7/28/1992-
                                              12/2/1994      2,099,978          352,359               0.07
                                                          -------------------------------------------------
                                                           $55,854,546      $61,969,442              11.78%
===========================================================================================================

(a)   Fair value represents 75% of the security's publicly traded value.
(b)   Fair value represents 85% of the security's publicly traded value.
(c)   Fair value represents 90% of the security's publicly traded value.

FORWARD FOREIGN CURRENCY CONTRACTS
INVESCO Global Health Sciences Fund
Open at October 31, 1997:

--------------------------------------------------------------------------------
                                             Currency     Currency    Unrealized
Currency/Value Date                        Units Sold  Value (US$)          Loss
--------------------------------------------------------------------------------
German Mark (2/9/1998)                     17,000,000  $ 9,800,204  $   (56,583)
Netherlands Guilder (11/20/1997)           25,000,000   10,842,660   (1,016,961)
Swiss Franc (2/9/1998)                      6,000,000    4,207,567      (61,680)
                                                       -------------------------
                                                       $24,850,431  $(1,135,224)
================================================================================


SHORT SELL
INVESCO Global Health Sciences Fund
Open at October 31, 1997:
                                                            Current
                                                             Market   Unrealized
Security                            Shares     Proceeds       Value Appreciation
--------------------------------------------------------------------------------
Neoprobe Corp                       85,000     $900,130    $850,000      $50,130
                                    ============================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO Global Health Sciences Fund
October 31, 1997

-------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investment Securities at Value (Cost $402,903,719)                             $522,093,846
Receivables:
  Investment Securities Sold                                                      7,498,584
  Dividends and Interest                                                            467,907
Prepaid Expenses                                                                     32,120
                                                                               ------------
Total Assets                                                                    530,092,457
-------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------
Payables:
  Custodian                                                                       1,239,669
  Investment Securities Purchased                                                   605,215
  Securities Sold Short                                                             850,000
Depreciation on Forward Foreign Currency Contracts                                1,135,224
Accrued Expenses                                                                     47,741
                                                                               ------------
Total Liabilities                                                                 3,877,849
-------------------------------------------------------------------------------------------
Net Assets at Value                                                            $526,214,608
===========================================================================================

Net Assets
-------------------------------------------------------------------------------------------
Paid-in Capital*                                                               $343,467,696
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions                        64,638,994
Net Appreciation of Investment Securities and Foreign Currency Transactions     118,107,918
                                                                               ------------
Net Assets at Value                                                            $526,214,608
-------------------------------------------------------------------------------------------
Net Asset Value per Share                                                            $21.25
===========================================================================================

* The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 24,762,567 were outstanding at October 31, 1997.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO Global Health Sciences Fund
Year Ended October 31, 1997

---------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------
Income
Dividends                                                                             $   4,048,905
Interest                                                                                  1,368,751
  Foreign Taxes Withheld                                                                   (167,719)
                                                                                      -------------
Total Income                                                                              5,249,937
---------------------------------------------------------------------------------------------------

Expenses
Investment Advisory Fees                                                                  4,880,120
Administrative Fees                                                                         250,000
Custodian Fees and Expenses                                                                 173,005
NYSE Listing Fee                                                                             52,743
Organization Expenses                                                                         1,592
Professional Fees and Expenses                                                              277,975
Transfer Agent Fees                                                                          38,527
Trustees' Fees and Expenses                                                                  61,598
Reports to Shareholders                                                                     192,009
Other Expenses                                                                               36,262
                                                                                      -------------
  Total Expenses                                                                          5,963,831
  Fees and Expenses Paid Indirectly                                                         (15,778)
                                                                                      -------------
     Net Expenses                                                                         5,948,053
---------------------------------------------------------------------------------------------------
Net Investment Loss                                                                        (698,116)
---------------------------------------------------------------------------------------------------

Realized And Unrealized Gain (Loss) On Investment Securities
---------------------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities and Foreign Currency Transactions             64,895,920
Change in Net Appreciation of Investment Securities and Foreign Currency Transactions    35,661,374
                                                                                      -------------
Net Gain On Investment Securities                                                       100,557,294
---------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                                            $  99,859,178
===================================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
INVESCO Global Health Sciences Fund
For the Year Ended October 31, 1997

---------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash
---------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities:
   Dividends and Interest Received, Net of Foreign Withholding Taxes                  $   5,135,966
   Expenses Paid                                                                         (5,808,961)
   Purchases Net of Sales of Short-Term Portfolio Investments                            24,579,634
   Purchases of Long-Term Portfolio Investments                                        (678,277,526)
   Sales of Long-Term Portfolio Investments                                             683,767,957
   Proceeds of Securities Sold Short                                                       (900,130)
   Increase in Depreciation of Forward Foreign Currency Contracts                        (1,135,224)
   Other                                                                                     22,632
                                                                                      -------------
Net Cash Flows From Operating Activities                                                 27,384,348
                                                                                      -------------
Cash Flows Used for Financing Activities:
  Distributions Paid to Common Shareholders                                             (29,486,862)
                                                                                      -------------
Net Decrease in Cash                                                                     (2,102,514)
Cash at Beginning of Year                                                                   862,845
                                                                                      -------------
Cash at End of Year                                                                   $  (1,239,669)
---------------------------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets from
   Operations to Net Cash Flows from Operating Activities
---------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                                            $  99,859,178
                                                                                      -------------
Decrease in Investments                                                                  36,110,497
Net Realized Gain                                                                       (64,895,920)
Increase in Appreciation of Investment Securities                                       (35,661,374)
Increase in Receivable for Investment Securities Sold                                    (5,979,034)
Decrease in Payable for Investment Securities Purchase                                   (2,741,488)
Increase in Depreciation of Forward Foreign Currency Contracts                           (1,135,224)
Increase in Dividends and Interest Receivable                                               (60,403)
Increase in Prepaid Expenses and Other Assets                                               (22,632)
Increase in Accrued Expenses and Other Payables                                           1,910,748
                                                                                     --------------
   Total Adjustments                                                                    (72,474,830)
                                                                                     --------------
Net Cash Flows From Operating Activities                                              $  27,384,348
===================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INVESCO Global Health Sciences Fund
Year Ended October 31

-------------------------------------------------------------------------------------------------------------
                                                                                         1997            1996
Operations
Net Investment Loss                                                              $   (698,116) $   (1,982,188)
Net Realized Gain on Investment Securities and Foreign Currency Transactions       64,895,920      97,041,210
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign Currency Transactions                          35,661,374     (18,719,794)
                                                                                 ----------------------------
Net Increase in Net Assets from Operations                                         99,859,178      76,339,228
-------------------------------------------------------------------------------------------------------------

Distributions To Shareholders
Net Realized Gain on Investment Securities and Foreign Currency Transations       (91,697,472)              0
                                                                                 ----------------------------

Fund Share Transactions
Reinvestment of Distributions                                                      62,210,610               0
                                                                                 ----------------------------
Total Increase in Net Assets                                                       70,372,316      76,339,228
-------------------------------------------------------------------------------------------------------------
Beginning of Period                                                               455,842,292     379,503,064
                                                                                 ----------------------------
End of Period (Including Accumulated Undistributed Net Investment
   Income of $0 and $56,982, respectively)                                       $526,214,608  $  455,842,292
=============================================================================================================

Fund Share Transactions
-------------------------------------------------------------------------------------------------------------
Shares Issued from Reinvestment of Distributions and Net Increase in Fund Shares    4,255,367               0
=============================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Global Health Sciences Fund

NOTE 1 -- Organization And Significant Accounting Policies.
The Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. Effective April 30, 1997, the Fund changed its name to INVESCO Global Health Sciences Fund. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

B.  Security   Transactions  And  Related  Investment  Income  --  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities as adjustments to interest income. Cost is determined on the specific identification basis.
     The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
     The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
     The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
     The Fund's use of short sell instuments may involve certain risks as a result of unanticipated movements in the market. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.
     Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at October 31, 1997, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

C. Federal And State Taxes -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign witholding taxes. Dividend and interest income is shown gross of foreign witholding taxes in the accompanying financial statements.

D.  Dividends  And   Distributions   To   Shareholders   --  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended October 31, 1997, the Fund reclassified $31,742 from paid-in capital to accumulated undistributed net realized gain on investments, reclassified $384,147 from paid-in capital to accumulated undistributed net investment income and reclassified $255,987 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. On November 7, 1997, the Fund declared a long-term capital gain of $2.8470 per share.

E. Expenses -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses paid indirectly in the Statement of Operations.

F. Short Sales -- Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund is obligated to replace the borrowed security. A separate asset account is created for the proceeds retained by the broker, and an offsetting liability account is established until the short sale is closed. The liability account is marked-to-market to reflect the current value of the security sold short and is presented in the Statement of Asset and Liabilities.
     At October 31, 1997, the Fund had outstanding short sells. Short sells are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value exeeds the current value of the short sell.

G. Forward Foreign Currency Contracts -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
     At October 31, 1997, the Fund had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
     Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.

NOTE 2 -- Investment Advisory And Other Agreements. INVESCO Trust Company ("ITC") serves as the Fund's investment adviser. As compensation for its services to the Fund, ITC receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% of ending weekly net assets.
     In accordance with an Administrative Agreement, the Fund pays INVESCO Funds Group, Inc. ("IFG") an annual fee of $250,000 to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- Purchases And Sales Of Investment Securities. For the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $675,536,038 and $688,846,861, respectively.
     There were no purchases or sales of U.S. Government securities.

NOTE 4 -- Appreciation And Depreciation. At October 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $138,803,432 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $19,910,809, resulting in net appreciation of $118,892,623.

NOTE 5 -- Transactions With Affiliates And Affiliated Companies.
Certain of the Fund's officers and trustees are also officers and directors of ITC or IFG.
     An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1997, in which the issuer was an affiliate of the Fund, is as follows on the next page:

                                                                               Realized
                                                                                Gain on
                                           Purchases              Sales       Investment        Value
                                       -----------------    ---------------
Affiliate                              Shares       Cost    Shares     Cost   Securities    at 10/31/97
------------------------------------------------------------------------------------------------------
Adeza Biomedical
  Series II Conv Pfd                       --         --        --       --           --    $ 1,216,667
Advanced Health                            --         --   206,450 $ 23,101   $4,271,645      6,448,884
Alexion Pharmaceuticals                31,250 $  234,375        --       --           --      5,484,617
Alexion Pharmaceuticals Warrants           --         --    31,250        0            0              0
Cadus Pharmaceutical                       --         --        --       --           --      8,205,694
Cambridge Heart                            --         --   190,237  632,074      809,188      4,017,300
Caresoft Inc, Series A Pfd            540,541  1,000,001        --       --           --      1,000,001
Clarus Medical Systems
  Series I Pfd                             --         --        --       --           --        533,320
  Series II Pfd                            --         --        --       --           --        386,196
  Warrants                                 --         --        --       --           --              0
Ecogen Technologies I                      --         --        --       --           --              1
Electroscope Inc                           --         --        --       --           --        646,000
Exelixis Pharmaceuticals
  Series C Pfd                      1,125,000  2,250,000        --       --           --      2,250,000
Janus Biomedical
  Series A Conv Pfd                        --         --        --       --           --      1,000,000
Lynx Therapeutics                     350,000  3,500,000        --       --           --      4,016,250
MedClone Trust
  Series G Conv Pfd                        --         --        --       --           --        113,372
  Warrants                                 --         --   209,300        0            0              0
Multum Information Services
  Series B Pfd                             --         --        --       --           --      2,570,000
  Series E Pfd                        250,294    851,000        --       --           --        851,000
Ontogeny Inc, Series E Pfd          1,000,000  2,500,000        --       --           --      2,500,000
Physicians Online
  Series A Pfd                             --         --        --       --           --      3,220,965
  Series C Pfd                             --         --        --       --           --        500,022
SOMNUS Medical Technologies
  Series B Pfd                             --         --        --       --           --      4,200,000
Spiros Development Units                   --         --        --       --           --      4,282,488
Unisyn Technologies                        --         --        --       --           --          7,264
Unisyn Technologies
  Series A Conv Pfd                        --         --        --       --           --        265,390
  Series B Pfd                             --         --        --       --           --        174,825
  Series C Pfd                        696,710    870,888        --       --           --        243,849
  Warrants                                 --         --        --       --           --              0
Vidamed Inc                         1,052,632  5,000,002        --       --           --      5,210,528
Vidamed Inc Warrants                  263,158          0        --       --           --              0
Xenometrix Inc                             --         --        --       --           --        352,359
-------------------------------------------------------------------------------------------------------
                                                                                            $59,696,992
=======================================================================================================

No dividend income was received from any affliated companies.

FINANCIAL HIGHLIGHTS
INVESCO Global Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)

------------------------------------------------------------------------------------------------------
                                                                  Year Ended October 31
                                               -------------------------------------------------------
                                                   1997        1996        1995        1994       1993
------------------------------------------------------------------------------------------------------
Per Share Data
------------------------------------------------------------------------------------------------------
Net Asset Value--Beginning of Period            $22.230     $18.506     $12.378     $12.121    $12.643
                                               -------------------------------------------------------
Income From Investment Operations
Net Investment Income (Loss)                     (0.071)     (0.097)     (0.107)     (0.085)     0.205
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  3.564       3.821       6.235       0.542     (0.652)
                                               -------------------------------------------------------
Total from Investment Operations                  3.493       3.724       6.128       0.457     (0.447)
------------------------------------------------------------------------------------------------------

Less Distributions
Dividends from Net Investment Income              0.000       0.000       0.000       0.200      0.075
Distributions from Capital Gains                  4.473       0.000       0.000       0.000      0.000
                                               -------------------------------------------------------
Total Distribution                                4.473       0.000       0.000       0.200      0.075
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $21.250     $22.230     $18.506     $12.378    $12.121
======================================================================================================
Share Price, End of Period                      $17.313     $17.000     $14.750     $10.000    $11.500
======================================================================================================

Total Return>                                     32.98%      15.25%      47.50%     (11.49%)     0.67%
-------------------------------------------------------------------------------------------------------

Ratios
Net Assets--End of Period ($000 Omitted)        $526,215    $455,842    $379,503   $253,834   $248,564
Ratio of Expenses to Average Net Assets             1.22%@      1.21%       1.33%      1.41%      1.39%
Ratio of Net Investment
  Income (Loss) to Average Net Assets              (0.15%)     (0.44%)     (0.72%)    (0.70%)     1.74%
Portfolio Turnover Rate                              145%         91%        105%       121%       226%
Average Commission Rate Paid^^                   $0.0555     $0.0822          --         --         --
------------------------------------------------------------------------------------------------------

> Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of INVESCO Global Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Global Health Sciences Fund (formerly The Global Health Sciences Fund, hereafter referred to as the "Fund") at October 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

As disclosed in the statement of investment securities and the accompanying schedule of restricted or illiquid securities, securities valued at $61,969,442 (11.78 percent of net assets), have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


Price Waterhouse LLP

Denver, Colorado
December 9, 1997

OTHER INFORMATION
INVESCO Global Health Sciences Fund
Unaudited

--------------------------------------------------------------------------------

Dividends and Capital Gains Distribution History
--------------------------------------------------------------------------------
                                    Net Investment     Long-Term     Short-Term
                                            Income  Capital Gain  Capital Gains
Ex Date                  Payable Date   (per share)   (per share)    (per share)
--------------------------------------------------------------------------------
December 24, 1992    January 15, 1993       $0.075            --             --
December 23, 1993    January 14, 1994       $0.200            --             --
November 29, 1996   December 23, 1996           --       $3.8925        $0.5802
November 14, 1997   December 19, 1997           --       $2.8470             --
--------------------------------------------------------------------------------

Dividend Reinvestment Plan
Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the Fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his Shares registered in his own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.
     Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized shares ("Newly Issued Shares") non-participants in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance, the shares received by Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere.
     If on the payment date for a Dividend the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.

     If on the payment date for a Dividend the net asset value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.
     Registered   shareholders   who  acquire   their   Shares  in   open-market
transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.
     Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.
     Assuming that the Securities and Exchange Commission (SEC) grants the Fund the necessary exemptive relief, the Plan will be amended so that Open-Market Purchases will be made only in the event that the Fund declares an income dividend or a capital gain or other distribution payable only in cash. Contingent upon SEC action, the amendment is expected to take effect in early 1998.
     The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.
     In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.
     There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

     The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.
     The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

Annual Shareholders Meeting
The Fund's annual meeting of shareholders was held on February 3, 1997. Shareholders voted to approve a new investment advisory agreement substantially similar in form and terms to the existing agreement between the Fund and INVESCO Trust Company, re-elect Hubert L. Harris, Jr. and John W. McIntyre as Trustees and ratify the appointment of Price Waterhouse LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed below:

1.    Approval of new Advisory Agreement:
                                         For:                         12,689,322
                                         Against:                        599,031
                                         Abstain:                        223,727
                                         Broker Non-Vote:              3,079,259
2.    Election of two Trustees:
      Hubert L. Harris, Jr.              For:                         16,001,523
                                         Withheld Authority              589,817
      John W. McIntyre                   For:                         16,022,140
                                         Withheld Authority              569,200
3.    Ratification of Appointment of Price Waterhouse LLP as the
      Fund's Independent Accountants:
                                         For:                         16,188,965
                                         Against:                        229,683
                                         Abstain:                        172,690
     In addition to Messrs. Harris and McIntyre, the following persons serve as Trustees of the Fund: Mr. Fred A. Deering and Dr. Larry Soll.

Miscellaneous
For the year ended October 31, 1997,  there were (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws, and (iii) no material changes in the principal risk factors associated with investment in the Fund. Mr. Hubert L. Harris, Jr. was selected to serve as Chairman of the Board of Trustees and Mr. Dan J. Hesser was selected to serve as President and Chief Operating Officer of the Fund. Messrs. Hesser, Charles W. Brady and A.D. Frazier, Jr. resigned as Fund Trustees.
     Mr. Schroer joined INVESCO Trust Company ("ITC") in 1992 and became a Senior Vice President of ITC in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund. Mr. Schroer has been an officer of The Global Health Sciences Fund since January 1996.
     Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
Trustees                                     Officers

Hubert L. Harris, Jr.                        Dan J. Hesser
Chairman of the Board of Trustees            President and
                                             Chief Operating Officer

Fred A. Deering
Trustee                                      John R. Schroer
                                             Vice President

John W. McIntyre
Trustee                                      Glen A. Payne
                                             Secretary

Larry Soll, Ph.D.
Trustee                                      Ronald L. Grooms
                                             Treasurer, Principal Financial
                                             and Accounting Officer

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SHAREHOLDER INFORMATION

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Investment Adviser
INVESCO Trust Company
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237

Administrator
INVESCO Funds Group, Inc.
7800 East Union Avenue
Suite 800
Denver, Colorado 80237

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Shareholder Servicing Agent
Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton, Massachusetts 02021



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Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Suite 2500
Denver, Colorado 80202

Counsel
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036

For information about INVESCO Global Health Sciences Fund or current net asset values, please call toll-free 1-800-528-8765

For questions on dividend reinvestment, please call toll-free 1-800-426-5523




Design: Arnold Saks Associates



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INVESCO Global Health Sciences Fund
INVESCO Trust Company
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237